Exhibit 10.51
FIFTH AMENDMENT TO INVESTOR RIGHTS AGREEMENT
     THIS FIFTH AMENDMENT TO INVESTOR RIGHTS AGREEMENT (this “Fifth Amendment”) is entered into as of June 18, 2010 (the “Fifth Amendment Date”), by and among TrustWave Holdings, Inc., a Delaware corporation (the “Company”), and the persons signatory hereto (the “Signatories”).
     WHEREAS, the Company and its stockholders are parties to that certain Investor Rights Agreement, dated as of March 14, 2005, as amended through the date hereof (as so amended, the “Original Agreement”); and
     WHEREAS, all capitalized terms used in this Fifth Amendment which are not defined herein shall have the respective meanings assigned to them in the Original Agreement; and
     WHEREAS, the Signatories constitute the holders of at least a majority of the Registrable Securities; and
     WHEREAS, the parties hereto desire to amend the Original Agreement as provided in this Fifth Amendment.
     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises, representations, warranties, covenants and conditions contained in this Fifth Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:
     1. Addition of Common Stockholders. For all purposes of the Original Agreement, as amended by this Fifth Amendment, each stockholder listed on the attached Schedule 1 is hereby constituted as a Common Stockholder and, so long as on the date of determination such stockholder holds Registrable Securities representing at least 100,000 shares of Common Stock (as adjusted for stock splits and on an as-converted basis), a Major Common Stockholder (and, for purposes of clarity, a Major Investor).
     2. Information and Reporting. Without limiting the foregoing, each stockholder listed on the attached Schedule 1 shall be entitled to the benefits of Sections 3.1 and 3.2 of the Original Agreement, subject to the limitations contained in Sections 3.3 and 3.7 of the Original Agreement, so long as such stockholder is a Major Investor and continues to hold at least ten percent (10%) of the total number of shares of capital stock (as adjusted for stock splits and on an as-converted basis) held by such stockholder on the Fifth Amendment Date (or, with respect to stockholders who are SRBA Affiliates (as that term is defined in the attached Schedule 1), the date that such SRBA Affiliate is approved to be a Major Common Stockholder (and, for purposes of clarity, a Major Investor) by the Board of Directors of the Company).
     3. Joinder. By executing this Fifth Amendment, each stockholder listed on the attached Schedule 1 agrees that he, she or it shall succeed to all of the obligations of a Common Stockholder, Major Common Stockholder and/or Major Investor as contemplated by the Original Agreement, as amended by this Fifth Amendment.

     4. Amendment to Definitions. The definition of “Major Common Stockholder” contained in Section 1.1 of the Original Agreement is hereby amended to read, in its entirety, as follows:
“Major Common Stockholder” means a Common Stockholder who, on the Amendment Date and at the date of determination, holds Registrable Securities representing at least 100,000 shares of Common Stock (as adjusted for stock splits and on an as-converted basis); provided that (a) with respect to the stockholders listed on Schedule 1 attached to the Second Amendment to Investor Rights Agreement, dated as of June 3, 2008 only, the Amendment Date appearing in this definition is replaced with the date that is the Second Amendment Date, (b) with respect to the stockholders listed on Schedule 1 attached to the Third Amendment to Investor Rights Agreement, dated as of August 26, 2009 only, the Amendment Date appearing in this definition is replaced with the date that is the Third Amendment Date, (c) with respect to the stockholders listed on Schedule 1 attached to the Fourth Amendment to Investor Rights Agreement, dated as of March 1, 2010 only, the Amendment Date appearing in this definition is replaced with the date that is the Fourth Amendment Date, and (d) with respect to the stockholders listed on the attached Schedule 1 only, the Amendment Date appearing in this definition is replaced with the date that is the Fifth Amendment Date (or, with respect to stockholders who are SRBA Affiliates, the date that such SRBA Affiliate is approved to be a Major Common Stockholder (and, for purposes of clarity, a Major Investor) by the Board of Directors of the Company).
     5. No Other Amendments. Except as expressly amended by this Fifth Amendment, all of the terms and provisions of the Original Agreement shall remain in full force and effect.
     6. Counterparts. This Fifth Amendment may be executed by facsimile and in counterparts, each of which shall be an original, but all of which together shall constitute one instrument.
(SIGNATURES ON NEXT PAGES)

     IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be executed as of the Fifth Amendment Date.

COMPANY:

TRUSTWAVE HOLDINGS, INC.

By:	/s/ Robert McCullen Name: Robert McCullen
Title: Chief Executive Officer

STOCKHOLDERS:

Financial Technology Ventures II (Q), L.P.

By:	Financial Technology Managements, II, LLC

By:	/s/ Richard Garman Name: Richard Garman
Title: Managing Member

Financial Technology Ventures II (Q), L.P.

By:	Financial Technology Managements, II, LLC

By:	/s/ Richard Garman Name: Richard Garman
Title: Managing Member

/s/ Richard Kiphart

Richard Kiphart

/s/ David Valentine

David Valentine

DBRC Investments, LLC

By:	/s/ Robert McCullen Name: Robert McCullen
Title: Proxy

/s/ Joseph Patanella

Joseph L. Patanella

/s/ Phillip J. Smith

Phillip J. Smith

Caledonia Investments, L.P.

By:	/s/ Tim Nicholson Name: Tim Nicholson
Title: Managing Director

The Nicholson Family Limited Partnership

By:	/s/ Tim Nicholson Name: Tim Nicholson
Title: General Partner

MBK Ventures, LLC

By:	/s/ Robert McCullen Name: Robert McCullen
Title: Manager

THE PRODUCTIVITY FUND, IV L.P.

By:	First Analysis Management Company IV,
L.L.C., its General Partner

By:	First Analysis Venture Operations and Research, L.L.C., its Member

By:	First Analysis Corporation, its Manager

By:	/s/ Howard S. Smith Howard S. Smith
Managing Director

THE PRODUCTIVITY FUND, IV ADVISORS FUND, L.P.

By:	First Analysis Management Company IV,
L.L.C., its General Partner

By:	First Analysis Venture Operations and
Research, L.L.C., its Member

By:	First Analysis Corporation, its Manager

By:	/s/ Howard S. Smith Howard S. Smith
Managing Director

SRBA #5, L.P.

By: Hallman Management Trust, its General Partner

By:	/s/ [illegible]

	Its:	Trustee

EVERGREEN PARTNERS US DIRECT FUND III, L.P.

By:	/s/ [illegible]

Its:

EVERGREEN PARTNERS DIRECT FUND III (ISRAEL) L.P.

By:	/s/ [illegible]

Its:

EVERGREEN PARTNERS DIRECT FUND III (ISRAEL 1) L.P.

By:	/s/ [illegible]

Its:

SCHEDULE 1
Bluelay Stockholders
SRBA #5, L.P.
EVERGREEN PARTNERS US DIRECT FUND III, L.P.
EVERGREEN PARTNERS DIRECT FUND III (ISRAEL) L.P.
EVERGREEN PARTNERS DIRECT FUND III (ISRAEL 1) L.P.
Any SRBA Affiliate (as defined below), so long as (a) such SRBA Affiliate was an SRBA Affiliate on the Fifth Amendment Date, (b) such SRBA Affiliate, at the time of any determination as to whether such SRBA Affiliate is a Major Common Stockholder (and, for purposes of clarity, a Major Investor) holds Registrable Securities representing at least 500,000 shares of Common Stock (as adjusted for stock splits and on an as-converted basis), and (c) such SRBA Affiliate is approved by the Board of Directors of the Company to be a Major, Common Stockholder (and, for purposes of clarity, a Major Investor), which approval shall not be unreasonably withheld, conditioned or delayed beyond a reasonable time after such SRBA Affiliate requests such approval in writing from the Board of Directors of the Company, it being agreed that (i) no such request may be made by an SRBA Affiliate prior to the time that such SRBA Affiliate becomes the holder of Registrable Securities representing at least 500,000 shares of Common Stock (as adjusted for stock splits and on an as-converted basis), and (ii) it shall not be deemed unreasonable for the Boar! of Directors of the Company to withhold such approval with respect to any SRBA Affiliate that (x) is an operating company or a Competitor Affiliate (as defined below) of an operating company in either case that engages in any line of business in which the Company (or any of its subsidiaries) is engaged either on the date that such SRBA Affiliate is approved to be a Major Common Stockholder (and, for purposes of clarity, a Major Investor) by the Board of Directors of the Company or during the six months prior thereto, or (y) has been convicted or pled guilty or nolo contendere to a felony or a crime involving dishonesty or moral turpitude. An “SRBA Affiliate” shall mean any Person to whom SRBA #5, L.P. would be permitted to transfer its registration rights (irrespective of whether such rights actually have been transferred) pursuant to Sections 2.7(a) or (b) of the Original Agreement. A “Competitor Affiliate” of a Person shall mean any Person that, directly or indirectly, through one or more intermediaries, (a) controls, is controlled by, or is under common control with, such Person, (b) owns more than ten percent (10%) of me voting ownership interests of such Person, (c) is, or has the right to appoint, any manager of such Person if such Person is a limited liability company, or any director, officer or key management employee of such Person.